PennantPark Floating Rate Capital Ltd. Announces Financial Results for the Quarter Ended March 31, 2012

NEW YORK, NY -- (Marketwire - May 03, 2012) - PennantPark Floating Rate Capital Ltd. (NASDAQ: PFLT), "we," "our," "us" or "Company," today announces financial results for its second fiscal quarter ended March 31, 2012.

HIGHLIGHTS
Quarter Ended March 31, 2012
($ in millions, except per share amounts)

Assets and Liabilities:
  Investment portfolio                                          $     146.2
  Net assets                                                    $      96.7
  Net asset value per share                                     $     14.12
  Credit Facility (cost $47.8)                                  $      47.6

Yield on debt investments at quarter-end                                8.6%

Operating Results:
  Net investment income                                         $       1.5
  Net investment income per share                               $      0.23
  Distributions declared per share                              $     0.225

Portfolio Activity:
  Purchases of investments                                      $      32.9
  Sales and repayments of investments                           $      19.3

  Number of new portfolio companies invested                             12
  Number of existing portfolio companies invested                         -
  Number of portfolio companies at quarter-end                           51

CONFERENCE CALL AT 10:00 A.M. ET ON MAY 4, 2012

The Company will host a conference call at 10:00 a.m. (Eastern Time) on Friday, May 4, 2012 to discuss its quarterly financial results. All interested parties are welcome to participate. You can access the conference call by dialing (888) 378-4350 approximately 5-10 minutes prior to the call. International callers should dial (719) 457-2625. All callers should reference PennantPark Floating Rate Capital Ltd. An archived replay of the call will be available through May 18, 2012 by calling (888) 203-1112. International callers please dial (719) 457-0820. For all phone replays, please reference conference ID #3847131.

PORTFOLIO AND INVESTMENT ACTIVITY

As of March 31, 2012, our portfolio totaled $146.2 million and consisted of $126.3 million of senior secured loans, $7.1 million of second lien secured debt, $12.8 million of subordinated debt, preferred and common equity investments. Our portfolio consisted of 85% variable-rate investments (including 80% with a London Interbank Offered Rate, or LIBOR, or prime floor) and 15% fixed-rate investments. Overall, the portfolio had net unrealized depreciation of less than $0.1 million. Our portfolio consisted of 51 companies with an average investment size of $2.9 million, had a weighted average yield on debt investments of 8.6% and was invested 86% in senior secured loans, 5% in second lien secured debt and 9% in subordinated debt, preferred and common equity investments.

As of September 30, 2011, our portfolio totaled $110.7 million and consisted of $94.3 million of senior secured loans, $9.3 million of second lien secured debt, $7.1 million of subordinated debt, preferred and common equity investments. Our portfolio consisted of 84% variable-rate investments (including 78% with a LIBOR or prime floor) and 16% fixed-rate investments. Overall, the portfolio had net unrealized depreciation of $4.1 million. Our overall portfolio consisted of 38 companies with an average investment size of $2.9 million, had a weighted average yield on debt investments of 8.0% and was invested 85% in senior secured loans, 9% in second lien secured debt and 6% in subordinated debt, preferred and common equity investments.

For the three months ended March 31, 2012, we invested $32.9 million in 12 new portfolio companies with a weighted average yield on debt investments of 8.9%. Sales and repayments of investments totaled $19.3 million for the same period. For the six months ended March 31, 2012, we invested $72.2 million in 25 new and two existing portfolio companies with a weighted average yield on debt investments of 9.2%. Sales and repayments of investments totaled $41.6 million for the same period.

RESULTS OF OPERATIONS

Set forth below are the results of operations for the three and six months ended March 31, 2012, respectively.

Investment Income

Investment income for the three and six months ended March 31, 2012 was $2.9 million and $5.4 million, respectively, and was primarily attributable to $2.3 million and $4.3 million from senior secured loans investments, $0.3 million and $0.6 million from second lien secured debt investments and $0.3 million and $0.5 million from subordinated debt investments, respectively. We continue to find attractive investment opportunities and grow our portfolio.

Expenses

Expenses for the three and six months ended March 31, 2012 totaled $1.4 million and $2.5 million, respectively. Base management fees for the same period totaled $0.4 million and $0.7 million, performance-based incentive fees totaled $0.2 million and $0.2 million, our senior secured revolving credit facility, or the Credit Facility, expenses totaled $0.3 million and $0.6 million and general and administrative expenses totaled $0.5 million and $1.0 million, respectively. We expect our Credit Facility expenses and management fees to continue to increase as a result of growth in our portfolio.

Net Investment Income

Net investment income totaled $1.5 million and $2.9 million, or $0.23 per share and $0.43 per share, for the three and six months ended March 31, 2012, respectively.

Net Realized Gains or Losses

Sales and repayments of investments for the three and six months ended March 31, 2012 totaled $19.3 million and $41.6 million and realized gains totaled $0.1 million and $0.4 million, respectively, due to rotation and refinancing of our debt investments.

Unrealized Appreciation or Depreciation on Investments and Credit Facility

For the three and six months ended March 31, 2012, we reported unrealized appreciation on investments of $3.0 million and $4.1 million, respectively. On March 31, 2012 and September 30, 2011, net unrealized depreciation on investments totaled less than $0.1 million and $4.1 million, respectively.

For the three and six months ended March 31, 2012, our long-term Credit Facility payable increased (decreased) in value due to unrealized appreciation of $0.1 million and $(0.2) million, respectively. On March 31, 2012 and September 30, 2011, net unrealized depreciation on our long-term Credit Facility totaled $0.2 million and zero, respectively.

Net Increase in Net Assets Resulting from Operations

Net increase in net assets resulting from operations totaled $4.5 million and $7.6 million, or $0.66 and $1.12 per share, for the three and six months ended March 31, 2012, respectively.

LIQUIDITY AND CAPITAL RESOURCES

Our liquidity and capital resources were and are derived from our initial public offering, our Credit Facility and cash flows from operations, including investment sales and repayments, and income earned. Our primary use of funds from operations includes investments in portfolio companies and payments of fees and other operating expenses we incur. We have used, and expect to continue to use, our Credit Facility, proceeds from the rotation of our portfolio and proceeds from public and private offerings of securities to finance our investment objectives.

On March 31, 2012 and September 30, 2011, we had outstanding borrowings of $47.8 million and $24.7 million under our Credit Facility, with a weighted average interest rate of 2.54% and 2.53% excluding the 0.50% undrawn commitment fee, respectively.

Our operating activities used cash of $23.3 million for the six months ended March 31, 2012 primarily due to investments and offset by repayments. Our financing activities provided cash of $20.2 million for the same period primarily due to net draws under the Credit Facility.

DISTRIBUTIONS

During the three and six months ended March 31, 2012, we declared to stockholders distributions of $0.225 and $0.435 per share, respectively, for total distributions of $1.5 million and $3.0 million, respectively. Distributions are paid from taxable earnings and may include a return of capital and/or capital gains. The specific tax characteristics of the distributions will be reported to stockholders on Form 1099-DIV after the end of the calendar year and in our periodic reports filed with the Securities and Exchange Commission.

AVAILABLE INFORMATION

The Company makes available on its website its report on Form 10-Q filed with the Securities and Exchange Commission and stockholders may find the report on its website at www.pennantpark.com.

           PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARY
             CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

                                                 March 31,
                                                    2012      September 30,
                                                 (unaudited)       2011
                                               -------------  -------------
Assets
Investments at fair value
  Non-controlled, non-affiliated investments,
   at fair value
      (cost--$146,227,958 and $114,829,621,
       respectively)                           $ 146,188,132  $ 110,724,241
Cash equivalents                                   3,849,360      6,987,450
Interest receivable                                1,085,930        732,695
Receivable for investments sold                            -      2,467,500
Prepaid expenses and other assets                     50,742        163,374
                                               -------------  -------------
        Total assets                             151,174,164    121,075,260
                                               -------------  -------------
Liabilities
Distributions payable                                513,800        479,547
Payable for investments purchased                  2,940,000        990,000
Unfunded investments                               2,161,880      2,323,250
Credit Facility payable (cost--$47,800,000 and
 $24,650,000, respectively)                       47,561,000     24,650,000
Interest payable on Credit Facility                  342,495        150,246
Management fee payable                               370,352        266,432
Performance-based incentive fees payable             175,740              -
Accrued other expenses                               386,592        143,680
                                               -------------  -------------
        Total liabilities                         54,451,859     29,003,155
                                               -------------  -------------
Net Assets
Common stock, 6,850,667 shares are issued and
 outstanding.
    Par value $0.001 per share and 100,000,000
     shares authorized.                                6,851          6,851
Paid-in capital in excess of par value            97,251,174     97,251,174
Distributions in excess of net investment
 income                                           (1,452,769)    (1,392,528)
Accumulated net realized gain on investments         717,875        311,988
Net unrealized depreciation on investments           (39,826)    (4,105,380)
Net unrealized depreciation on Credit Facility       239,000              -
                                               -------------  -------------
        Total net assets                       $  96,722,305  $  92,072,105
                                               -------------  -------------
        Total liabilities and net assets       $ 151,174,164  $ 121,075,260
                                               =============  =============
Net asset value per share                      $       14.12  $       13.44

           PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARY
                    CONSOLIDATED STATEMENT OF OPERATIONS
                                (Unaudited)

                                                 Three Months   Six Months
                                                     Ended         Ended
                                                   March 31,     March 31,
                                                     2012          2012
                                                 ------------  -------------
Investment income:
From non-controlled, non-affiliated investments:
  Interest                                       $  2,943,730  $  5,410,758
                                                 ------------  -------------
Expenses:
  Base management fee                                 370,352       686,197
  Performance-base incentive fees payable             175,740       175,740
  Interest and expenses on the Credit Facility        342,496       621,476
  Administrative services expenses                    149,624       287,959
  Other general and administrative expenses           360,618       719,587
                                                 ------------  -------------
  Total expenses                                    1,398,830     2,490,959
                                                 ------------  -------------
  Net investment income                             1,544,900     2,919,799
                                                 ------------  -------------
Realized and unrealized gain on investments and
 Credit Facility:
Net realized gain on non-controlled, non-
 affiliated investments                                95,712       405,887
Net change in unrealized depreciation on:
  Non-controlled, non-affiliated investments        2,996,463     4,065,554
  Credit Facility depreciation                       (112,000)      239,000
                                                 ------------  -------------
  Net change in unrealized depreciation on
   investments and Credit Facility                  2,884,463     4,304,554
                                                 ------------  -------------
Net realized and unrealized gain from
 investments and Credit Facility                    2,980,175     4,710,441
                                                 ------------  -------------
Net increase in net assets resulting from
 operations                                      $  4,525,075  $  7,630,240
                                                 ============  =============
Net increase in net assets resulting from
 operations per common share                     $       0.66  $       1.12
                                                 ============  =============
Net investment income per common share           $       0.23  $       0.43
                                                 ============  =============

ABOUT PENNANTPARK FLOATING RATE CAPITAL LTD.

PennantPark Floating Rate Capital Ltd. is a business development company which primarily invests in U.S. middle-market private companies in the form of floating rate senior secured loans. From time to time, the Company may also invest in mezzanine debt and equity investments. PennantPark Floating Rate Capital Ltd. is managed by PennantPark Investment Advisers, LLC.

FORWARD-LOOKING STATEMENTS

This press release may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts included in this press release are forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

We may use words such as "anticipates," "believes," "expects," "intends," "seeks," "plans," "estimates" and similar expressions to identify forward-looking statements. Such statements are based on currently available operating, financial and competitive information and are subject to various risks and uncertainties that could cause actual results to differ materially from our historical experience and our present expectations. You should not place undue influence on such forward-looking statements as such statements speak only as of the date on which they are made. We do not undertake to update our forward-looking statements unless required by law.

CONTACT:
Aviv Efrat
PennantPark Floating Rate Capital Ltd.
Reception: (212) 905-1000
www.pennantpark.com